LONG-TERM LOANS	12 Months Ended
Dec. 31, 2023
Long Term Loans Abstract
LONG-TERM LOANS
NOTE 14:-	LONG-TERM LOANS

a.
On August 29, 2021, the Company signed an agreement with a bank in Israel to obtain a long-term loan in the amount of NIS 59 million (approximately $18,000) for a period of 7 years and 9 months. The loan is denominated in NIS and bears an annual interest rate of prime + 1.05% (2.65% as of the signing date). The loan will be repaid in 28 quarterly installments following an initial moratorium period of 9 months.

The loan agreement includes certain financial covenants related to the Company's Israeli operations, as follows: (i) tangible equity of at least NIS 40 million; (ii) tangible equity to total tangible assets of at least 40%; and (iii) net debt to EBITDA of 3.5 at the maximum. As of December 31, 2023 the Company is in compliance with these covenants.

b.	Composition:

	December 31,
	2023	2022

Long-term loan	12,620	15,177
Less – current maturities	2,160	2,169

Balance	10,460	13,008